UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 11, 2020

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 11, 2020, Commercial Vehicle Group, Inc. (the “Company”) and certain of its subsidiaries, as guarantors or co-borrowers, as applicable, entered into (i) an Amendment No. 1 (the “Term Amendment”), which Term Amendment amends the Term Loan and Security Agreement (the “Term Loan Agreement”), dated as of April 12, 2017, with Bank of America, N.A. as agent, and the lenders party thereto, which agreement governs the Company’s term loan credit facility and (ii) an Amendment No. 2 (the “Revolving Amendment”), which Revolving Amendment amends the Third Amended and Restated Loan and Security Agreement (as amended prior to the Revolving Amendment, the “Revolving Loan Agreement”), dated as of April 12, 2017, with Bank of America, N.A., as agent, and certain financial institutions as lenders, which agreement governs the Company’s asset-based revolving credit facility (the “Revolving Credit Facility”).
The Term Amendment amends the terms of the existing Term Loan Agreement to add a new minimum consolidated liquidity covenant of $40.0 million, to be tested each fiscal quarter through the fiscal quarter ending September 30, 2021, and to temporarily suspend the leverage ratio covenant through the fiscal quarter ending December 31, 2020 and to reset the leverage ratio covenant levels for quarterly periods ended on or after March 31, 2021.
In addition, amendments were made to certain restrictive covenants, the effect of which are to limit the Company’s ability to incur additional debt, grant liens, repurchase the Company’s stock and to issue dividends or make investments.
As amended, through September 30, 2021, loans outstanding under the Term Loan Agreement accrue interest at a per annum rate based on (at the Company’s election) the base rate plus 9.50% or the LIBOR rate plus 10.50%. Commencing October 1, 2021, loans outstanding under the Term Loan Agreement will accrue interest at a per annum rate based on (at the company’s election) the base rate plus 5.00% or the LIBOR rate plus 6.00%.
The Term Loan Agreement, as amended, includes a hard call premium on repayments of the term loans outstanding thereunder of 2% on amounts repaid through June 30, 2021 and 1% on amounts repaid through June 30, 2022, subject to certain exceptions.
The Revolving Amendment amends the terms of the Revolving Loan Agreement to align certain of the restrictive covenants with the restrictive covenants set forth in the Term Loan Agreement, as amended.
As amended, loans outstanding under the Revolving Loan Agreement accrue interest at a per annum rate based on (at the Company’s election) the base rate or the LIBOR rate plus a margin determined by reference to availability under the Revolving Credit Facility as follows, subject to a LIBOR floor of 1.00%:

Level	Average Daily Availability	Tranche A Base Rate Loans	Tranche A LIBOR Loans	Tranche B Base Rate Loans	Tranche B LIBOR Loans
III	> $30,000,000	1.00%	2.00%	2.00%	3.00%
II	> $15,000,000 < $30,000,000	1.25%	2.25%	2.25%	3.25%
I	< $15,000,000	1.50%	2.50%	2.50%	3.50%
The Revolving Loan Agreement, as amended, provides for an unused line fee of 0.35% on undrawn amounts under the Revolving Credit Facility.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
On May 11, 2020, the Company issued a press release announcing the aforementioned transactions described above. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of the Company dated May 11, 2020.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including the short-term and potential longer-term impact of the COVID-19 pandemic on Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us, including the impact of the current COVID-19 pandemic; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2019. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 11, 2020	By:	/s/ Harold C. Bevis
	Name:	Harold C. Bevis
	Title:	President & CEO